EXHIBIT 3.101
Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “ST. MARY’S REAL PROPERTY, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE NINTH DAY OF NOVEMBER, A.D. 1998, AT 9 O’CLOCK A.M.
     RESTATED CERTIFICATE, CHANGING ITS NAME FROM “PSYCHIATRIC, LLC” TO “TRI-SHELL 38 LLC”, FILED THE SECOND DAY OF OCTOBER, A.D. 2002, AT 9 O’CLOCK A.M.
     RESTATED CERTIFICATE, CHANGING ITS NAME FROM “TRI-SHELL 38 LLC” TO “ST. MARY’S REAL PROPERTY, LLC”, FILED THE SEVENTEENTH DAY OF OCTOBER, A.D. 2003, AT 12:22 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “ST. MARY’S REAL PROPERTY, LLC”.

/s/ Harriett Smith Windsor
Harriet Smith Windsor, Secretary of State

2964555 8100H	AUTHENTICATION: 6211213

071287012	Date: 12-05-07
You may verify this certificate online
at corp.delaware.gov/authver.shtml

CERTIFICATE OF FORMATION
OF
PSYCHIATRIC, LLC
Under Section 18-201 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is Psychiatric, LLC (the “Company”).
     SECOND: The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.
     THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of October 30, 1998.

By:	/s/ John M. Franck II
Name: John M. Franck II
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Filed 09:00 AM 11/09/1998
981430959 - 2964555

AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
PSYCHIATRIC, LLC
Under Section 18-208 of the
Delaware Limited Liability Company Act
     THIS Amended and Restated Certificate of Formation of Psychiatric, LLC (the “Company”) has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of Section 18-208 of the Delaware limited Liability Company Act, to amend and restate the Certificate of Formation (the “Certificate of Formation”) of the Company, which was originally filed on November 9, 1998 with the Secretary of State of the State of Delaware.
     The Certificate of Formation is hereby amended and restated in its entirety to read as follows:
     FIRST: The name of the Company is Tri-Shell 38 LLC.
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     THIRD: The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation as of October 2, 2002.

By:	/s/ Hallie K. Ziesmer Name: Hallie K. Ziesmer
Title: Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/02/2002
020612041 – 2964555

SECOND AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
TRI-SHELL 38 LLC
Under Section 18-208 of the
Delaware Limited Liability Company Act
     This Second Amended and Restated Certificate of Formation of Tri-Shell 38 LLC (the “Company”) has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of Section 18-208 of the Delaware Limited Liability Company Act, to again amend and restate the Amended and Restated Certificate of Formation (the “Certificate of Formation”) of the Company, which was originally filed on November 9, 1998 with the Secretary of State of Delaware.
     1. The original name of the Company was Psychiatric, LLC and its Original Certificate of Formation was filed November 9, 1998.
     2. The name of the Company was subsequently changed to Tri-Shell 38 LLC pursuant to the Amended and Restated Certificate of Formation filed October 2, 2002.
     3. The Certificate of Formation is hereby again amended and restated in its entirety to read as follows:
     “FIRST: The name of the Company is St. Mary’s Real Property, LLC.
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     THIRD: The name and address of the registered agent for service or process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.”
     IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Formation as of October 17, 2003.

By:	/s/ Donald P. Fay Donald P. Fay
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DELIVERED 12:22 PM 10/17/2003
FILED 12:22 PM 10/17/2003
SRV 030669457 – 2964555 FILE
10-17-03   10:00 From       T-500 P.10/13/   F-839